As filed with the U.S. Securities and Exchange Commission on March 10, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)

December 31, 2020
ANNUAL
Report
THE RMB FAMILY OF FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund
For the year ending December 31, 2020, the RMB Fund (the “Fund”) Class A shares underperformed the S&P 500® Index Total Return (the “Benchmark”), returning +15.93% (net of fees), compared with the Benchmark’s return of +18.40% for the same period. The Fund’s underperformance was roughly balanced between negative contribution from stock selection and sector allocation. Positive sector contributors of note included Financials and Utilities with negative contribution from Consumer Discretionary, Industrials, and Information Technology.
U.S. corporate earnings growth, which is the biggest long-term driver of stock prices, was impacted significantly in 2020 by the pandemic and recession. That said, earnings proved to be considerably more resilient than one might have thought nine months ago, and we believe the prospect for recovery in 2021 and 2022 is strong. It’s possible that 2021 earnings recover, or potentially even exceed, 2019 pre-recession earnings. It’s clear the market has reacted to the bullish recovery case and priced in an optimistic scenario. The +31% return of the S&P 500® in 2019 was nearly all due to price to earnings multiple inflation, and with earnings declining in 2020, it’s happened again, as the multiple inflated further. The S&P 500® is currently trading at approximately 22.4x earnings estimates for 2021 and 19.4x earnings estimates for 2022, versus a long-term average of approximately 16x estimated earnings. Even when accounting for low interest rates, which lowers discount rates and inflates price to earnings multiples, the market’s current valuations are toward the top of historical valuation metrics. We also note that there are some signs of “bubblish” type behavior in the valuations of some of the growthiest, most speculative parts of the stock market and recent IPOs. As grizzled veterans, we can’t help but recall the TMT (tech, media, telecom) fueled boom of the late 1990s, when individual investors piled into highly speculative stocks. While we don’t think we’re quite to “mania” levels today, we all remember how the 90’s ended.
As always, while we may opine on our view of the overall market, we do not pretend to have any ability to predict where the market is heading, in the short or intermediate term. It’s a very difficult, if not impossible, task to add value by timing the market. We think it is prudent to keep return expectations modest for the next few years, as longer-term returns are likely to be lower than what we’ve enjoyed over the past several years. We continue to focus the Fund’s efforts on owning companies with what we believe to be good growth prospects, strong economic moats, underleveraged balance sheets, and superior management teams. These are companies we believe can compound value for shareholders for years into the future. While the opportunities to find high-quality growth companies selling at attractive valuations are more infrequent, we continue our “bottom-up” search to optimize the Fund. Our disciplined investment process focuses more on individual company fundamentals and less on the overall market.
NOTE: The price-earnings ratio (P/E ratio) relates a company’s share price to its earnings per share. A high P/E ratio could mean that a company’s stock is over-valued, or else that investors are expecting high growth rates in the future.

RMB FUND

RMB Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	29.7%
Health Care	18.7%
Financials	15.4%
Consumer Discretionary	13.4%
Industrials	5.0%
Consumer Staples	4.9%
Communication Services	4.8%
Materials	3.1%
Real Estate	2.9%
Energy	1.7%
99.6%
Cash & Other Assets, Less Liabilities	0.4%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Microsoft Corp.	6.3%
Alphabet, Inc. — Class A	4.8%
Visa, Inc. — Class A	4.1%
Morgan Stanley	4.0%
PTC, Inc.	3.5%
Apple, Inc.	3.4%
IHS Markit, Ltd.	3.2%
Danaher Corp.	3.1%
Avery Dennison Corp.	3.1%
Edwards Lifesciences Corp.	3.0%
38.5%

TOTAL RETURN† (Through December 31, 2020)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC	with no sales charges or CDSC	S&P 500® Index Total Return*	Russell 3000® Index Total Return*
Class A
One year	10.15%	15.93%	18.40%	20.89%
Three years	13.64%	15.60%	14.18%	14.49%
Five years	12.74%	13.90%	15.22%	15.43%
Ten years	11.41%	11.99%	13.88%	13.79%
Class C
One year	14.07%	15.07%	18.40%	20.89%
Three years	14.75%	14.75%	14.18%	14.49%
Five years	13.05%	13.05%	15.22%	15.43%
Ten years	11.15%	11.15%	13.88%	13.79%
Class I
One year	16.22%	16.22%	18.40%	20.89%
Three years	15.89%	15.89%	14.18%	14.49%
Since inception (02/01/17)	17.44%	17.44%	15.86%	15.95%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.17%, for Class C is 1.92% and Class I is 0.92% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund
For the year ending December 31, 2020, the RMB Mendon Financial Services Fund (the “Fund”) Class A shares returned -5.73% (net of fees), compared to the NASDAQ Bank Index Total Return (the “Benchmark”) return of -7.50%. Despite somewhat muted annual returns, the year was extremely volatile, as the Financials sector was viewed as the leading edge of the COVID-19-induced market downturn and subsequent recovery. The NASDAQ Bank Index benchmark saw quarterly returns of -37.93%, +12.69%, -7.35%, and +42.73%, respectively.
Looking back at 2020, there was a lot of opportunity for active management as the market saw both extreme panic and euphoria in a single calendar year. At the depths of the market lows in March 2020, banks were viewed as the epicenter of all economic woes and earnings were valued at 20-year relative and absolute lows. At the time, we argued that the potential issues for banks were earnings-related issues, not issues where loan losses would overwhelm reserves and capital thereby causing banks to have to raise additional capital, as they had to do during the financial crisis of 2007-2008. This thesis proved out during the year as bank stocks rebounded. The depressed valuations of banks allowed us to be opportunistic in portfolio construction and add larger cap names to the Fund.
The third and fourth quarters of 2020 saw the Financials sector move up and then down again, as banks increased loan loss reserves and capital and share repurchases halted, although there was not a meaningful increase in non-performing loans due to the overwhelming federal response to stabilize the domestic economy and bridge the gap to a more “normal” economic environment.
After underperforming the broad market for each of the first nine months of the year, the Financials sector’s strong fourth quarter returns can primarily be attributed to the positive economic outlook following Pfizer’s November 9, 2020 COVID-19 vaccine announcement. As we repeatedly stated during the year, the Financials sector would be one of the biggest beneficiaries of a vaccine announcement and this proved true. Banks became a big part of the “re-opening” trade (the flow of capital into sectors that would benefit from the U.S. economy reopening after COVID-19 pandemic) and moved up considerably during the fourth quarter, although still down for the year.
Looking forward, we believe there is an asymmetric risk-return opportunity in the banking industry, after passing a “real-life” stress test in 2020. We are excited about the identifiable catalysts we see in the Financial sector, that include economic tailwinds, credit leverage, capital return, and strengthening merger and acquisition activity, which could result in earnings per share growth and hopefully an accompanying improvement in share prices.

RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Industries	Long %	Short Options %	% of net assets
Banks	91.2%	-2.0%	89.2%
Diversified Financials	6.6%	-0.2%	6.4%
Insurance	2.3%	0%	2.3%
Thrifts & Mortgage Finance	1.4%	0%	1.4%
Information Technology Services	0.2%	0%	0.2%
	101.7%	-2.2%	99.5%
Cash & Other Assets, Less Liabilities	0.5%	0.0%	0.5%
Total	102.2%	-2.2%	100.0%
Top 10 Common Stock Holdings	% of net assets
Live Oak Bancshares, Inc.	9.0%
Veritex Holdings, Inc.	6.0%
First Bancshares, Inc. (The)	5.4%
Equity Bancshares, Inc. — Class A	5.4%
FB Financial Corp.	4.9%
First BanCorp	4.6%
First Horizon National Corp.	4.5%
Ameris Bancorp	4.3%
Spirit of Texas Bancshares, Inc.	4.2%
CIT Group, Inc.	4.0%
52.3%

TOTAL RETURN† (Through December 31, 2020)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC	with no sales charges or CDSC	NASDAQ Bank Index Total Return*
Class A
One year	(10.44)%	(5.73)%	(7.50)%
Three years	(3.00)%	(1.33)%	(1.20)%
Five years	5.80%	6.90%	7.01%
Ten years	10.27%	10.84%	9.20%
Class C
One year	(7.38)%	(6.44)%	(7.50)%
Three years	(2.08)%	(2.08)%	(1.20)%
Five years	6.09%	6.09%	7.01%
Ten years	10.01%	10.01%	9.20%
Class I
One year	(5.50)%	(5.50)%	(7.50)%
Three years	(1.09)%	(1.09)%	(1.20)%
Since inception (02/01/17)	2.31%	2.31%	0.93%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.28%, for Class C is 2.04% and Class I is 1.03% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund
For the year ending December 31, 2020, the RMB International Fund (the “Fund”) Class I shares appreciated +7.01%, net of fees, underperforming the MSCI EAFE Index (the “Benchmark”), which rose +7.82% as measured in U.S. dollars. The Fund’s underperformance was driven primarily by stock selection, while sector allocation contributed favorably. Stock selection was strongest in the Industrials, Information Technology, and Healthcare sectors, yet detracted primarily in the Financial, Consumer Discretionary, and Energy sectors. The Fund’s country allocation was underweighted in Asia/Pacific ex-Japan and Europe, while Japan was over-weighted through the year. This resulted in a favorable return contribution, as Japan outperformed the Benchmark through the year. The Fund’s strong stock selection in Industrials was due to the outperformance of Takuma Co. Ltd., a waste incinerating factory builder in Japan, Schneider Electric SE, a power management solution company in France, and Rentokil Initial PLC , a London-based pest control company. The Fund’s unfavorable stock selection in Financials was mainly driven by Hiscox Ltd., a London-based specialty insurance company. The Fund benefited from underweighting the Energy sector and the Financials sector and overweighting the Information Technology sector. The Fund maintained its overweight position in Japan through the year, as we believed the valuation of the country was attractive on the back of the ongoing corporate governance reform that supports our long-term investment case in this country.
2020 was a challenging year throughout the world, given the COVID-19 pandemic, which hit the European economy hard and adversely impacted many of the Fund’s holdings in the region. We believe we exited the year with a Fund characterized by strong, idiosyncratic investment cases, backed by tight risk control at the Fund level, to capture return opportunities going forward. We expect the Fund will remain over-weighted in Japan, due to our belief that the country’s equity market presents a long-term investment opportunity.

RMB INTERNATIONAL FUND

RMB International Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	16.3%
Financials	16.2%
Health Care	15.2%
Information Technology	14.0%
Consumer Staples	12.5%
Consumer Discretionary	10.7%
Materials	7.0%
Communication Services	3.8%
Energy	2.1%
97.8%
Cash & Other Assets, Less Liabilities	2.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Kerry Group PLC — Class A	3.8%
LVMH Moet Hennessy Louis Vuitton SE	3.8%
Novartis AG	3.5%
Lonza Group AG	3.5%
Rentokil Initial PLC	3.5%
Nice Ltd. — ADR	3.4%
BASF SE	3.3%
Grifols S.A.	3.2%
Nestle S.A.	3.1%
Schneider Electric SE	2.9%
34.0%

TOTAL RETURN† (Through December 31, 2020)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI EAFE Index*
Class I
One year	7.01%	7.82%
Three years	(0.05)%	4.28%
Since inception (12/27/17)	(0.05)%	4.44%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 0.96% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund
For the year ending December 31, 2020, the RMB Japan Fund (the “Fund”) Class I shares gained +13.06% net of fees, lagging the MSCI Japan Index (the “Benchmark”) return of +14.48% as measured in U.S. dollars.
Overall, the Industrials sector contributed most significantly to the Fund’s returns, despite having a generally neutral sector exposure relative to the Benchmark. Stock selection within Industrials was particularly strong across Machinery, Trading Companies, Electrical Equipment and Professional Services. The Information Technology sector also contributed to the Fund’s return, helped both by an overweight in the sector reflecting our bullish view and positive stock selection across Electronic Equipment, Software, and IT Services. Within the Materials sector, our bet on more value-added chemical and electronic material players versus commodity players paid off. On the other hand, our valuation-aware approach towards Health Care companies adversely affected results amidst the pandemic-driven rally in the Health Care sector, with our stock selection in both the Pharmaceuticals and Medical Devices industries not able to keep up with the sector. Stock selection within Consumer Staples mainly focused on exposure to businesses that distribute food to restaurants, which detracted from the Fund’s performance.
Towards the end of the year, we began to observe some early signs of a value rotation across global equity markets. If this trend persists, we believe the Japanese equity market is one of the best positioned markets to benefit from this rotation relative to the developed markets given the wide valuation gap between Japan and other developed market peers. The country’s corporate governance metrics have been improving steadily, even through the pandemic, in an irreversible manner and we believe this more shareholder-friendly governance structure may have a meaningful impact on narrowing the country’s valuation gap relative to its peers. While we believe that the valuations of some of the fastest growing companies and pandemic beneficiaries start to look stretched even in Japan (and we intend to continue to stay away from those names), we still see many attractively valued opportunities on an absolute and relative basis in the under-followed part of the Japanese market. We will also continue to focus on discovering distinctive investment opportunities that are hard to find outside Japan and are less accessible for global investors.

RMB JAPAN FUND

RMB Japan Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	20.8%
Consumer Discretionary	16.7%
Information Technology	15.1%
Communication Services	12.7%
Health Care	9.8%
Consumer Staples	9.2%
Financials	6.7%
Materials	5.9%
Real Estate	2.8%
99.7%
Cash & Other Assets, Less Liabilities	0.3%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Sony Corp.	4.7%
Shionogi & Co. Ltd.	4.4%
Nintendo Co. Ltd.	3.9%
Subaru Corp.	3.8%
Horiba Ltd.	3.7%
Recruit Holdings Co. Ltd.	3.6%
Murata Manufacturing Co. Ltd.	3.5%
COMSYS Holdings Corp.	3.5%
TV Asahi Holdings Corp.	3.5%
Kao Corp.	3.5%
38.1%

TOTAL RETURN† (Through December 31, 2020)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI Japan Index*
Class I
One year	13.06%	14.48%
Three years	4.62%	6.06%
Since inception (12/27/17)	4.60%	5.99%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.31% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund
For the year ending December 31, 2020, the RMB Small Cap Fund (the “Fund”) lagged the Russell 2000® Index Total Return (the “Benchmark”), with Class I shares returning +17.59% (net of fees), compared with the Benchmark return of +19.96% for the same period.
Stock selection within the Health Care and Information Technology sectors contributed most significantly to the Fund’s returns for the period. Selection in Financials and Consumer Discretionary detracted from the Fund’s relative performance.
2020 was a remarkable year in the sense that the first quarter was the worst ever quarter for U.S. small cap stocks and the fourth quarter was the best quarter ever for U.S. small cap stocks as measured by the Russell 2000 Index. During the period, the Fund helped to protect capital on the downside, capturing only 88% of the Russell 2000 Index’s first quarter decline,while capturing 92% of its fourth quarter’s advance.
We believe small cap companies continue to offer returns more attractive relative to larger cap stocks. At one point in 2020, the market capitalization of Apple Inc. was larger than the entire Russell 2000® benchmark of small cap companies. As investors that have been in the market for multiple cycles, we see risk in the large-cap growth sector of the market but believe there is opportunity in smaller cap value companies, an area where very few investors are looking.
We continue to have conviction in smaller companies, where our team has identified signals of wealth creation at companies driven by what we believe to be top managerial skill and savvy capital allocation, which we believe are selling at attractive prices, offering solid, upside potential compared to downside risk.

RMB SMALL CAP FUND

RMB Small Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Health Care	20.7%
Industrials	18.2%
Financials	17.3%
Information Technology	16.8%
Consumer Discretionary	9.7%
Real Estate	9.7%
Materials	5.0%
Energy	1.4%
98.8%
Cash & Other Assets, Less Liabilities	1.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Seacoast Banking Corp. of Florida	3.3%
NeoGenomics, Inc.	3.0%
EastGroup Properties, Inc.	3.0%
Fair Isaac Corp.	2.9%
TriCo Bancshares	2.8%
Catalent, Inc.	2.7%
Repligen Corp.	2.7%
Pool Corp.	2.7%
West Pharmaceutical Services, Inc.	2.5%
MKS Instruments, Inc.	2.5%
28.1%

TOTAL RETURN† (Through December 31, 2020)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2000® Index*
Class I
One year	17.59%	19.96%
Three years	12.52%	10.25%
Five years	12.33%	13.26%
Ten years	10.45%	11.20%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 0.96% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund
For the year ending December 31, 2020, the RMB SMID Cap Fund (the “Fund”) outperformed the Russell 2500TM Index Total Return (the “Benchmark”), with Class I shares returning +24.39% (net of fees), compared with the Benchmark return of +19.99% for the same period.
Stock selection within the Health Care, Industrials, Real Estate and Communication Services sectors contributed most significantly to the Fund’s returns for the period. Selection in Information Technology and Consumer Discretionary detracted from the Fund’s relative performance.
2020 was a remarkable year in the sense that the first quarter was the worst ever quarter for U.S. small cap stocks and the fourth quarter was the best quarter ever for U.S. small cap stocks as measured by the Russell 2000 Index. Superior stock selection and opportunistic buying allowed the Fund to outperform during the “risk on” stock market environment, which has been relentless since the stock market bottom on March 23, 2020. The high-quality bias that is part of the Fund’s investment strategy allowed us to also help protect capital during the sudden and violent “risk-off” stock market environment experienced in the early days of the pandemic. Specifically, the Fund captured only 85% of the downside during the Russell 2500's first quarter decline, while capturing 91% of its fourth quarter advance.
We believe companies in the Fund’s investable universe continue to offer returns more attractive relative to larger cap stocks. At one point in 2020, the market capitalization of Apple Inc. was larger than the entire Russell 2000® index of small cap companies. As investors that have been in the market for multiple cycles, we see risk in the large-cap growth sector of the market but believe there is opportunity in smaller cap value companies, an area where very few investors are looking.
We continue to have conviction in smaller companies, where our team has identified signals of wealth creation at companies driven by what we believe to be top managerial skill and savvy capital allocation, which we believe are selling at attractive prices, offering strong, upside potential compared to downside risk.

RMB SMID CAP FUND

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	17.4%
Industrials	16.6%
Health Care	13.8%
Financials	13.8%
Consumer Discretionary	10.6%
Materials	10.5%
Real Estate	9.4%
Energy	1.5%
Communication Services	1.3%
Utilities	0.9%
95.8%
Cash & Other Assets, Less Liabilities	4.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Copart, Inc.	2.8%
Fair Isaac Corp.	2.7%
Catalent, Inc.	2.7%
Repligen Corp.	2.6%
STORE Capital Corp.	2.6%
Vail Resorts, Inc.	2.5%
West Pharmaceutical Services, Inc.	2.4%
EastGroup Properties, Inc.	2.3%
PTC, Inc.	2.2%
Pinnacle Financial Partners, Inc.	2.2%
25.0%

TOTAL RETURN† (Through December 31, 2020)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2500™ Index Total Return*
Class I
One year	24.39%	19.99%
Three years	15.91%	11.33%
Five years	14.73%	13.64%
Ten years	11.38%	11.97%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.81% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMID CAP FUND

Fund Information (Unaudited)

About Fund Performance
Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Performance figures shown for the S&P 500® Index Total Return (the RMB Fund's Benchmark) and the NASDAQ Bank Index Total Return (the RMB Mendon Financial Services Fund's Benchmark) each reflect reinvestment of dividends in the Benchmark. Performance figures shown for other Benchmarks do not reflect the reinvestment of dividends in the Benchmark. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Fund Risks
Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.
The RMB Mendon Financial Services Fund is a sector fund. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because the Fund concentrates its investments in one sector of the economy, investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The Fund utilizes derivative instruments, including options, and short sales from time to time. These investments can be volatile and involve various types and degrees of risks, including unlimited losses. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid.
The RMB International Fund and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small and small-to-medium market capitalizations, respectively. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Each Fund’s prospectus contains more information about these and other risks.
Market Indexes
The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.
S&P 500® Index Total Return, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, and includes the reinvestment of dividends in the index.
NASDAQ Bank Index Total Return, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks, and includes the reinvestment of dividends in the index. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.
Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With more than 850 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With more than 300 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.
Russell 2000® Index
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 2500TM Index
The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The management’s discussion of fund performance reflects the opinions of Fund managers as of December 31, 2020. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Portfolio Holdings in this report for a complete list of Fund holdings as of December 31, 2020.

FUND INFORMATION

RMB Fund
 Portfolio Holdings   As of December 31, 2020
		Number of Shares	Value
	Common Stocks 99.6% (percentage of net assets)
	COMMUNICATION SERVICES 4.8%
*	Alphabet, Inc. — Class A	3,231	$5,662,780
	CONSUMER DISCRETIONARY 13.4%
*	Booking Holdings, Inc.	1,573	3,503,496
	Dollar General Corp.	9,600	2,018,880
	Home Depot, Inc. (The)	8,500	2,257,770
	Starbucks Corp.	22,000	2,353,560
*	Terminix Global Holdings, Inc.	70,000	3,570,700
	Vail Resorts, Inc.	8,000	2,231,680
			15,936,086
	CONSUMER STAPLES 4.9%
	Diageo PLC — ADR	16,500	2,620,365
	Keurig Dr. Pepper, Inc.	102,000	3,264,000
			5,884,365
	ENERGY 1.7%
	Marathon Petroleum Corp.	48,000	1,985,280
	FINANCIALS 15.4%
	CME Group, Inc.	13,000	2,366,650
	JPMorgan Chase & Co.	24,000	3,049,680
	MarketAxess Holdings, Inc.	4,100	2,339,296
	Morgan Stanley	70,206	4,811,217
	Progressive Corp. (The)	24,500	2,422,560
*	SVB Financial Group	8,800	3,412,904
			18,402,307
	HEALTH CARE 18.7%
	Becton, Dickinson and Co.	13,100	3,277,882
	Cerner Corp.	34,000	2,668,320
	Cooper Cos., Inc. (The)	8,200	2,979,224
	Danaher Corp.	16,502	3,665,754
*	Edwards Lifesciences Corp.	39,300	3,585,339
	STERIS PLC	14,064	2,665,691
	UnitedHealth Group, Inc.	9,800	3,436,664
			22,278,874
	INDUSTRIALS 5.0%
	IHS Markit Ltd.	43,000	3,862,690
	Union Pacific Corp.	10,000	2,082,200
			5,944,890
	INFORMATION TECHNOLOGY 29.7%
	Accenture PLC — Class A	12,500	3,265,125
	Analog Devices, Inc.	22,250	3,286,992
	Apple, Inc.	30,080	3,991,315
	CDW Corp.	24,500	3,228,855
	Jack Henry & Associates, Inc.	11,000	1,781,890
	Microsoft Corp.	33,704	7,496,444
*	PTC, Inc.	35,000	4,186,350
		Number of Shares	Value
*	salesforce.com, Inc.	9,000	$2,002,770
*	Tyler Technologies, Inc.	2,700	1,178,604
	Visa, Inc. — Class A	22,400	4,899,552
			35,317,897
	MATERIALS 3.1%
	Avery Dennison Corp.	23,500	3,645,085
	REAL ESTATE 2.9%
	American Tower Corp.	15,500	3,479,130
	Total Common Stocks (Cost: $65,982,592)		118,536,694
	Short-Term Investments 0.5% (percentage of net assets)
	MONEY MARKET FUNDS 0.5%
	First American Government Obligations Fund — Class X — 0.04%a	572,372	572,372
	Total Short-Term Investments (Cost $572,372)		572,372
	Total Investments 100.1% (Cost: $66,554,964)		$119,109,066
	Liabilities, less cash and other assets (0.1)%		(55,880)
	Net Assets 100.0%		$119,053,186

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB FUND
See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of December 31, 2020
		Number of Shares	Value
	Common Stocks 100.6% (percentage of net assets)
	BANKS 91.2%
	Ameris Bancorpa,b	226,100	$8,607,627
	Banc of California, Inc.	125,000	1,838,750
	Bank of NT Butterfield & Son Ltd. (The)	85,000	2,648,600
	Bryn Mawr Bank Corp.	35,293	1,079,790
	Business First Bancshares, Inc.	100,281	2,041,721
	Byline Bancorp, Inc.	500,000	7,725,000
	CIT Group, Inc.	220,000	7,898,000
	Citigroup, Inc.a,b	25,000	1,541,500
	Civista Bancshares, Inc.	120,000	2,103,600
	Enterprise Financial Services Corp.	30,000	1,048,500
*	Equity Bancshares, Inc. — Class A	500,000	10,795,000
	FB Financial Corp.a,b	280,000	9,724,400
	First Bancorp	50,000	1,691,500
	First BanCorpa,b	1,000,000	9,220,000
	First Bancshares, Inc. (The)	350,000	10,808,000
	First Busey Corp.	110,000	2,370,500
	First Horizon Corp.a,b	700,000	8,932,000
	First Interstate BancSystem, Inc. — Class A	50,000	2,038,500
*	Howard Bancorp, Inc.	518,448	6,122,871
*	Limestone Bancorp, Inc.	49,080	616,445
	Live Oak Bancshares, Inc.a,b	375,000	17,797,500
	NBT Bancorp, Inc.	80,000	2,568,000
	Old Second Bancorp, Inc.	160,000	1,616,000
	Origin Bancorp, Inc.	250,000	6,942,500
	Pinnacle Financial Partners, Inc.a,b	35,000	2,254,000
	Popular, Inc.a,b	100,000	5,632,000
	Reliant Bancorp, Inc.	176,655	3,289,316
	Renasant Corp.a,b	50,000	1,684,000
*	Seacoast Banking Corp. of Florida	50,000	1,472,500
*	Select Bancorp, Inc.	260,449	2,466,452
	Southern National Bancorp of Virginia, Inc.	280,811	3,400,621
	Spirit of Texas Bancshares, Inc.	500,000	8,400,000
	Synovus Financial Corp.a,b	300	9,711
*	Triumph Bancorp, Inc.	75,000	3,641,250
	Veritex Holdings, Inc.	465,000	11,931,900
	Wells Fargo & Co.a,b	200,000	6,036,000
	Wintrust Financial Corp.a,b	60,000	3,665,400
			181,659,454
	DIVERSIFIED FINANCIALS 5.7%
*	Cannae Holdings, Inc.a,b	50,000	2,213,500
	Cowen, Inc. — Class A	125,000	3,248,750
*	Foley Trasimene Acquisition Corp. — Unitc	140,000	1,666,000
	Manning & Napier, Inc.	400,000	2,508,000
	Morgan Stanleya,b	25,000	1,713,250
			11,349,500
		Number of Shares	Value
	INSURANCE 2.3%
	American Equity Investment Life Holding Co.a,b	75,000	$2,074,500
	American International Group, Inc. a,b	35,000	1,325,100
*	Arch Capital Group Ltd.	30,000	1,082,100
			4,481,700
	THRIFTS & MORTGAGE FINANCE 1.4%
	New York Community Bancorp, Inc.	100,000	1,055,000
	Provident Financial Services, Inc.	100,000	1,796,000
			2,851,000
	Total Common Stocks (Cost: $157,463,185)		200,341,654

	Closed-End Funds 0.9% (percentage of net assets)
	DIVERSIFIED FINANCIALS 0.9%
	PennantPark Investment Corp.	400,000	1,844,000
	Total Closed-End Funds (Cost: $1,840,280)		1,844,000
	Warrants 0.2% (percentage of net assets)
	INFORMATION TECHNOLOGY SERVICES 0.2%
*	Global Blue Group Holding AG	300,000	492,000
	Total Warrants (Cost: $222,000)		492,000
	Short-Term Investments 1.4% (percentage of net assets)
	MONEY MARKET FUNDS 1.4%
	First American Government Obligations Fund — Class X — 0.04%d	2,759,476	2,759,476
	Total Short-Term Investments (Cost: $2,759,476)		2,759,476
	Total Investments 103.1% (Cost: $162,284,941)		$205,437,130
	Call option written (2.2)% (Premiums received: $1,713,329)		(4,470,623)
	Liabilities, less cash and other assets (0.9)%		(1,754,561)
	Net Assets 100.0%		$199,211,946

RMB MENDON FINANCIAL SERVICES FUND

See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of December 31, 2020
	Number of Contracts	Value
Call Option Written (2.2)%
(percentage of net assets)
BANKS (2.0)%
Ameris Bancorp
@ 30, Notional Amount: $(33,000), due Jan 21	(11)	$(9,845)
@ 30, Notional Amount: $(3,000,000), due Apr 21	(1,000)	(930,000)
Citigroup, Inc.
@ 60, Notional Amount: $(1,500,000), due Mar 21	(250)	(120,000)
FB Financial Corp.
@ 30, Notional Amount: $(2,250,000), due Apr 21	(750)	(453,750)
@ 40, Notional Amount: $(2,000,000), due Apr 21	(500)	(51,250)
@ 40, Notional Amount: $(380,000), due Jul 21	(95)	(17,813)
First BanCorp
@ 8, Notional Amount: $(800,000), due Mar 21	(1,000)	(155,000)
First Horizon Corp.
@ 12, Notional Amount: $(1,200,000), due Jan 21	(1,000)	(92,500)
@ 13, Notional Amount: $(1,300,000), due Jan 21	(1,000)	(27,500)
Live Oak Bancshares, Inc.
@ 50, Notional Amount: $(2,000,000), due Mar 21	(400)	(148,000)
@ 55, Notional Amount: $(3,300,000), due Mar 21	(600)	(132,000)
@ 65, Notional Amount: $(3,250,000), due Jun 21	(500)	(136,250)
Pinnacle Financial Partners, Inc.
@ 45, Notional Amount: $(675,000), due Feb 21	(150)	(300,000)
@ 75, Notional Amount: $(1,125,000), due May 21	(150)	(39,750)
Popular, Inc.
@ 45, Notional Amount: $(2,250,000), due Jan 21	(500)	(560,000)
@ 50, Notional Amount: $(1,250,000), due Apr 21	(250)	(222,500)
Renasant Corp.
@ 30, Notional Amount: $(750,000), due Mar 21	(250)	(113,750)
Synovus Financial Corp.
@ 24, Notional Amount: $(7,200), due Feb 21	(3)	(2,715)
Wells Fargo & Co.
@ 32.5, Notional Amount: $(1,625,000), due Apr 21	(500)	(79,500)
	Number of Contracts	Value
@ 35, Notional Amount: $(1,750,000), due Apr 21	(500)	$(44,500)
Wintrust Financial Corp.
@ 55, Notional Amount: $(1,650,000), due Mar 21	(300)	(295,500)
		(3,932,123)
DIVERSIFIED FINANCIALS (0.2)%
Cannae Holdings, Inc.
@ 45, Notional Amount: $(1,125,000), due Feb 21	(250)	(63,750)
@ 50, Notional Amount: $(1,250,000), due Feb 21e	(250)	—
Morgan Stanley
@ 55, Notional Amount: $(1,375,000), due Jan 21	(250)	(414,375)
		(478,125)
INSURANCE (0.0)%
American Equity Investment Life Holding Co.
@ 30, Notional Amount: $(750,000), due Feb 21	(250)	(18,750)
American International Group, Inc.
@ 40, Notional Amount: $(1,000,000), due Mar 21	(250)	(41,625)
		(60,375)
Total Call Option Written (Premiums received: $1,713,329)		(4,470,623)

*
Indicates securities that do not produce income.

a
Securities or partial securities on which call options were written.

b
Security or partial security segregated as collateral for written options. The Fund is required to establish a margin account with the broker lending the written options. The aggregate market value of collateral posted was $37,111,723. The Fund is obligated to pay the counterparty any interest due on written options. Such interest is recorded as an expense to the Fund.

c
Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

d
Rate quoted is seven-day yield at period end.

e
Fair-valued security. (Note 13)

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB MENDON FINANCIAL SERVICES FUND
See Notes to Financial Statements

RMB International Fund
 Portfolio Holdings   As of December 31, 2020
		Number of Shares	Value
	Common Stocks 97.8% (percentage of net assets)
	AUSTRALIA 1.6%
	National Australia Bank Ltd.	237,956	$4,148,490
	BERMUDA 2.0%
*	Hiscox Ltd.	370,102	5,039,969
	FINLAND 2.9%
	Sampo OYJ — Class A	174,316	7,452,584
	FRANCE 8.6%
	Atos SE	52,906	4,831,118
	LVMH Moet Hennessy Louis Vuitton SE	15,589	9,758,677
	Schneider Electric SE	51,996	7,514,803
			22,104,598
	GERMANY 5.6%
	BASF SE	107,013	8,458,543
*	Evotec SE	158,873	5,870,621
			14,329,164
	HONG KONG 1.8%
	Hong Kong Exchanges & Clearing Ltd.	86,625	4,751,531
	IRELAND 3.8%
	Kerry Group PLC — Class A	67,221	9,763,348
	ISRAEL 3.4%
	Nice Ltd. — ADR	31,204	8,847,582
	JAPAN 30.4%
	Horiba Ltd.	69,200	4,064,453
	ITOCHU Corp.	123,100	3,540,371
	Kao Corp.	83,688	6,465,418
	Matsumotokiyoshi Holdings Co. Ltd.	92,800	3,958,163
	Murata Manufacturing Co. Ltd.	73,700	6,672,027
	Nitto Denko Corp.	63,800	5,715,207
	ORIX Corp.	372,400	5,729,045
	Recruit Holdings Co. Ltd.	126,100	5,296,573
	Shionogi & Co. Ltd.	129,200	7,063,565
	SoftBank Group Corp.	34,729	2,696,189
	Sony Corp.	55,100	5,552,322
	Stanley Electric Co. Ltd.	82,600	2,664,631
	Subaru Corp.	367,871	7,360,705
	Takuma Co. Ltd.	244,300	4,366,501
	TV Asahi Holdings Corp.	436,568	7,167,373
			78,312,543
	NETHERLANDS 4.6%
	ASML Holding N.V.	13,612	6,590,581
	Royal Dutch Shell PLC — Class B	316,406	5,362,684
			11,953,265
		Number of Shares	Value
	SPAIN 5.3%
	Bankinter S.A.	1,040,241	$5,642,476
	Grifols S.A.	278,937	8,143,924
			13,786,400
	SWEDEN 1.4%
	Alfa Laval AB	128,012	3,535,241
	SWITZERLAND 12.1%
	Lonza Group AG	14,074	9,066,004
	Nestle S.A.	66,902	7,908,573
	Novartis AG	97,347	9,165,994
	STMicroelectronics N.V.	136,661	5,055,847
			31,196,418
	UNITED KINGDOM 14.3%
	Compass Group PLC	118,890	2,217,464
	Diageo PLC	104,053	4,117,257
	Intertek Group PLC	78,992	6,101,374
*	Lloyds Banking Group PLC	12,748,996	6,356,122
	London Stock Exchange Group PLC	21,265	2,624,883
*	Rentokil Initial PLC	1,295,634	9,033,401
	Rio Tinto PLC	50,338	3,789,104
	Rotork PLC	613,666	2,669,356
			36,908,961
	Total Common Stocks (Cost: $209,562,205)		252,130,094
Short-Term Investments 2.1% (percentage of net assets)
	MONEY MARKET FUNDS 2.1%
	First American Government Obligations Fund — Class X — 0.04%a	5,392,873	5,392,873
	Total Short-Term Investments (Cost: $5,392,873)		5,392,873
	Total Investments 99.9% (Cost: $214,955,078)		$257,522,967
	Cash and other assets, less liabilities 0.1%		183,508
	Net Assets 100.0%		$257,706,475

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB INTERNATIONAL FUND

See Notes to Financial Statements

RMB Japan Fund
 Portfolio Holdings   As of December 31, 2020
	Number of Shares	Value
Common Stocks 99.7% (percentage of net assets)
JAPAN 99.7%
Amuse, Inc.	25,100	$628,250
COMSYS Holdings Corp.	71,900	2,235,648
Digital Holdings, Inc.	58,100	982,500
FANUC Corp.	7,400	1,826,683
Fast Retailing Co. Ltd.	2,000	1,793,360
Hitachi Ltd.	54,480	2,150,288
Horiba Ltd.	39,200	2,302,408
Isuzu Motors Ltd.	154,400	1,469,832
ITOCHU Corp.	64,700	1,860,780
Kajima Corp.	100,900	1,353,574
Kao Corp.	28,252	2,182,642
Keyence Corp.	2,400	1,350,041
Kubota Corp.	44,300	967,850
Matsumotokiyoshi Holdings Co. Ltd.	42,100	1,795,675
Mitsubishi UFJ Financial Group, Inc.	283,100	1,253,459
Mitsui Fudosan Co. Ltd.	84,900	1,777,769
Murata Manufacturing Co. Ltd.	24,700	2,236,080
Nidec Corp.	9,900	1,252,429
Nihon Kohden Corp.	43,000	1,601,464
Nintendo Co. Ltd.	3,800	2,439,377
Nitto Denko Corp.	19,700	1,764,727
Ono Pharmaceutical Co. Ltd.	59,800	1,802,061
Oracle Corp. Japan	11,200	1,459,972
ORIX Corp.	55,539	854,419
Recruit Holdings Co. Ltd.	53,600	2,251,359
Shin-Etsu Chemical Co. Ltd.	10,959	1,923,478
Shionogi & Co. Ltd.	50,600	2,766,381
SoftBank Group Corp.	22,202	1,723,654
Sompo Holdings, Inc.	52,100	2,112,282
Sony Corp.	29,128	2,935,173
Stanley Electric Co. Ltd.	58,000	1,871,048
Subaru Corp.	119,129	2,383,644
Takuma Co. Ltd.	72,028	1,287,394
TV Asahi Holdings Corp.	133,110	2,185,339
Yakult Honsha Co. Ltd.	36,200	1,825,634
		62,606,674
Total Common Stocks (Cost: $48,532,233)		62,606,674
	Number of Shares	Value
Short-Term Investments 0.3% (percentage of net assets)
MONEY MARKET FUNDS 0.3%
First American Government Obligations Fund — Class X — 0.04%a	176,492	$176,492
Total Short-Term Investments (Cost $176,492)		176,492
Total Investments 100.0% (Cost $48,708,725)		$62,783,166
Liabilities, less cash and other assets (0.0)%		(14,471)
Net Assets 100.0%		$62,768,695

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB JAPAN FUND
See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of December 31, 2020
		Number of Shares	Value
	Common Stocks 98.8% (percentage of net assets)
	AEROSPACE & DEFENSE 2.5%
	Curtiss-Wright Corp.	15,175	$1,765,611
*	Teledyne Technologies, Inc.	3,068	1,202,595
			2,968,206
	AUTO COMPONENTS 3.6%
*	Fox Factory Holding Corp.	19,649	2,077,096
*	Visteon Corp.	16,597	2,083,255
			4,160,351
	BANKS 10.7%
	Investors Bancorp, Inc.	216,071	2,281,710
	PacWest Bancorp	51,365	1,304,671
*	Seacoast Banking Corp. of Florida	129,854	3,824,200
	Stock Yards Bancorp, Inc.	31,505	1,275,322
	TriCo Bancshares	91,226	3,218,453
*	Tristate Capital Holdings, Inc.	36,415	633,621
			12,537,977
	BIOTECHNOLOGY 5.9%
*	Allogene Therapeutics, Inc.	18,229	460,100
*	Bluebird Bio, Inc.	9,423	407,733
*	CareDx, Inc.	31,849	2,307,460
*	Iovance Biotherapeutics, Inc.	27,338	1,268,483
*	Ultragenyx Pharmaceutical, Inc.	10,277	1,422,645
*	Veratyce, Inc.	20,239	990,497
			6,856,918
	BUILDING PRODUCTS 1.2%
*	Trex Co., Inc.	17,394	1,456,226
	CAPITAL MARKETS 2.5%
	Stifel Financial Corp.	57,033	2,877,885
	COMMERCIAL SERVICES & SUPPLIES 1.1%
	Brink’s Co. (The)	17,373	1,250,856
	CONSTRUCTION & ENGINEERING 1.2%
	Valmont Industries, Inc.	7,967	1,393,667
	CONSTRUCTION MATERIALS 1.8%
	Eagle Materials, Inc.	20,643	2,092,168
	CONTAINERS & PACKAGING 1.9%
	AptarGroup, Inc.	15,893	2,175,593
	DISTRIBUTORS 2.7%
	Pool Corp.	8,344	3,108,140
	DIVERSIFIED CONSUMER SERVICES 1.0%
*	Grand Canyon Education, Inc.	12,774	1,189,387
	ELECTRICAL EQUIPMENT 1.8%
	EnerSys	25,020	2,078,161
		Number of Shares	Value
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 0.7%
	Badger Meter, Inc.	8,108	$762,638
	EQUITY REAL ESTATE INVESTMENT 9.7%
	CatchMark Timber Trust, Inc. — Class A	225,114	2,107,067
	Community Healthcare Trust, Inc.	15,744	741,700
	CoreSite Realty Corp.	7,342	919,806
	EastGroup Properties, Inc.	25,226	3,482,702
	Essential Properties Realty Trust, Inc.	125,081	2,651,717
	PotlatchDeltic Corp	27,727	1,386,905
			11,289,897
	HEALTH CARE EQUIPMENT & SUPPLIES 4.3%
*	Neogen Corp.	25,820	2,047,526
	West Pharmaceutical Services, Inc.	10,479	2,968,806
			5,016,332
	HEALTH CARE TECHNOLOGY 2.0%
*	Omnicell, Inc.	19,633	2,356,353
	HOUSEHOLD DURABLES 1.0%
*	Helen of Troy Ltd.	5,242	1,164,720
	INSURANCE 4.0%
	American Financial Group, Inc.	26,914	2,358,205
	Argo Group International Holdings Ltd.	53,795	2,350,841
			4,709,046
	LIFE SCIENCES TOOLS & SERVICES 5.7%
*	NeoGenomics, Inc.	65,108	3,505,415
*	Repligen Corp.	16,596	3,180,291
			6,685,706
	MACHINERY 8.3%
*	Chart Industries, Inc.	18,197	2,143,425
	ITT, Inc.	28,298	2,179,512
	Kadant, Inc.	16,825	2,371,988
	Lincoln Electric Holdings, Inc.	11,897	1,383,026
*	RBC Bearings, Inc.	8,627	1,544,578
			9,622,529
	METALS & MINING 1.4%
	Carpenter Technology Corp.	54,693	1,592,660
	OIL, GAS & CONSUMABLE FUELS 1.4%
*	WPX Energy, Inc.	205,501	1,674,833
	PHARMACEUTICALS 2.7%
*	Catalent, Inc.	30,640	3,188,705
	PROFESSIONAL SERVICES 2.1%
	Exponent, Inc.	27,427	2,469,253

RMB SMALL CAP FUND

See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of December 31, 2020
		Number of Shares	Value
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.8%
	MKS Instruments, Inc.	19,296	$2,903,083
	Monolithic Power Systems, Inc.	7,371	2,699,482
			5,602,565
	SOFTWARE 11.3%
*	Digimarc Corp.	14,459	683,043
*	Fair Isaac Corp.	6,675	3,411,192
*	Five9, Inc.	8,695	1,516,408
*	Guidewire Software, Inc.	9,856	1,268,763
*	PTC, Inc.	23,081	2,760,718
*	Q2 Holdings, Inc.	9,287	1,175,084
*	Tyler Technologies, Inc.	5,480	2,392,130
			13,207,338
	TEXTILES, APPAREL & LUXURY GOODS 1.5%
	Columbia Sportswear Co.	19,790	1,729,250
	Total Common Stocks (Cost: $62,309,314)		115,217,360
	Short-Term Investments 1.4% (percentage of net assets)
	MONEY MARKET FUNDS 1.4%
	First American Government Obligations Fund — Class X — 0.04%a	1,640,509	1,640,509
	Total Short-Term Investments (Cost: $1,640,509)		1,640,509
	Total Investments 100.2% (Cost: $63,949,823)		$116,857,869
	Liabilities, less cash and other assets (0.2)%		(207,052)
	Net Assets 100.0%		$116,650,817

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMALL CAP FUND
See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of December 31, 2020
		Number of Shares	Value
	Common Stocks 95.7% (percentage of net assets)
	AEROSPACE & DEFENSE 3.0%
	HEICO Corp.	18,576	$2,459,462
*	Teledyne Technologies, Inc.	11,505	4,509,730
			6,969,192
	AUTO COMPONENTS 2.6%
*	Fox Factory Holding Corp.	19,295	2,039,675
*	Visteon Corp.	32,208	4,042,748
			6,082,423
	BANKS 8.1%
	First Republic Bank	24,737	3,634,608
	Pinnacle Financial Partners, Inc.	79,068	5,091,979
	ServisFirst Bancshares, Inc.	95,648	3,853,658
*	SVB Financial Group	8,133	3,154,221
	Webster Financial Corp.	72,440	3,053,346
			18,787,812
	BIOTECHNOLOGY 2.2%
*	Bluebird Bio, Inc.	8,177	353,819
*	Exact Sciences Corp.	19,711	2,611,510
*	Ultragenyx Pharmaceutical, Inc.	14,885	2,060,531
			5,025,860
	BUILDING PRODUCTS 0.9%
*	Trex Co., Inc.	23,836	1,995,550
	CAPITAL MARKETS 1.8%
	MarketAxess Holdings, Inc.	3,867	2,206,356
	Stifel Financial Corp.	40,164	2,026,675
			4,233,031
	CHEMICALS 1.7%
	RPM International, Inc.	43,780	3,974,348
	COMMERCIAL SERVICES & SUPPLIES 4.3%
	Brink’s Co. (The)	47,888	3,447,936
*	Copart, Inc.	51,182	6,512,909
			9,960,845
	CONSTRUCTION MATERIALS 3.8%
	Eagle Materials, Inc.	43,188	4,377,104
	Martin Marietta Materials, Inc.	15,616	4,434,476
			8,811,580
	CONTAINERS & PACKAGING 1.8%
	Avery Dennison Corp.	27,261	4,228,454
	DISTRIBUTORS 1.1%
	Pool Corp.	7,102	2,645,495
		Number of Shares	Value
	DIVERSIFIED CONSUMER SERVICES 2.0%
*	Bright Horizons Family Solutions, Inc.	13,083	$2,263,228
*	Terminix Global Holdings, Inc.	45,418	2,316,772
			4,580,000
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 2.9%
	FLIR Systems, Inc.	64,026	2,806,260
*	Trimble, Inc.	58,704	3,919,666
			6,725,926
	ENTERTAINMENT 1.3%
*	Roku, Inc. — Class A	8,773	2,912,811
	EQUITY REAL ESTATE INVESTMENT 9.3%
	Alexandria Real Estate Equities, Inc.	24,724	4,406,311
	CyrusOne, Inc.	28,301	2,070,218
	EastGroup Properties, Inc.	37,678	5,201,825
	Equity Commonwealth	61,058	1,665,662
	PotlatchDeltic Corp.	47,407	2,371,298
	STORE Capital Corp.	174,679	5,935,592
			21,650,906
	HEALTH CARE EQUIPMENT & SUPPLIES 4.0%
*	IDEXX Laboratories, Inc.	5,550	2,774,278
*	Insulet Corp.	3,649	932,794
	West Pharmaceutical Services, Inc.	19,402	5,496,781
			9,203,853
	HEALTH CARE TECHNOLOGY 0.3%
*	Tabula Rasa HealthCare, Inc.	14,043	601,602
	HOTELS, RESTAURANTS & LEISURE 2.5%
	Vail Resorts, Inc.	20,955	5,845,607
	HOUSEHOLD DURABLES 1.1%
*	NVR, Inc.	603	2,460,156
	INDUSTRIAL CONGLOMERATES 1.1%
	Carlisle Cos., Inc.	16,615	2,594,931
	INFORMATION TECHNOLOGY SERVICES 1.1%
	Jack Henry & Associates, Inc.	15,864	2,569,809
	INSURANCE 3.9%
	American Financial Group, Inc.	53,008	4,644,561
*	Markel Corp.	4,170	4,308,861
			8,953,422
	LIFE SCIENCES TOOLS & SERVICES 4.7%
	Bio-Techne Corp.	15,387	4,886,142
*	Repligen Corp.	31,877	6,108,589
			10,994,731

RMB SMID CAP FUND

See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of December 31, 2020
		Number of Shares	Value
	MACHINERY 5.1%
	Graco, Inc.	57,620	$4,168,807
	IDEX Corp.	20,758	4,134,993
	ITT, Inc.	44,633	3,437,634
			11,741,434
	METALS & MINING 3.2%
	Royal Gold, Inc.	25,720	2,735,579
	Steel Dynamics, Inc.	125,170	4,615,018
			7,350,597
	MULTI-UTILITIES 0.9%
	Algonquin Power & Utilities Corp.	120,679	1,986,376
	OIL, GAS & CONSUMABLE FUELS 1.5%
	Diamondback Energy, Inc.	30,808	1,491,107
*	WPX Energy, Inc.	252,966	2,061,673
			3,552,780
	PHARMACEUTICALS 2.7%
*	Catalent, Inc.	59,768	6,220,056
	ROAD & RAIL 1.4%
	Old Dominion Freight Line, Inc.	17,122	3,341,872
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.1%
	MKS Instruments, Inc.	30,790	4,632,356
	Monolithic Power Systems, Inc.	13,496	4,942,640
			9,574,996
	SOFTWARE 9.2%
*	Digimarc Corp.	42,154	1,991,355
*	Fair Isaac Corp.	12,235	6,252,575
*	Guidewire Software, Inc.	14,174	1,824,619
*	Proofpoint, Inc.	16,519	2,253,357
*	PTC, Inc.	43,317	5,181,146
*	Tyler Technologies, Inc.	8,806	3,843,995
			21,347,047
	TEXTILES, APPAREL & LUXURY GOODS 1.3%
	Columbia Sportswear Co.	34,566	3,020,377
	TRADING COMPANIES & DISTRIBUTORS 0.8%
	Watsco, Inc.	8,300	1,880,365
	Total Common Stocks (Cost: $123,882,813)		221,824,244

	Number of Shares	Value
Short-Term Investments 4.3% (percentage of net assets)
MONEY MARKET FUNDS 4.3%
First American Government Obligations Fund — Class X — 0.04%a	9,891,553	$9,891,553
Total Short-Term Investments (Cost: $9,891,553)		9,891,553
Total Investments 100.0% (Cost: $133,774,366)		$231,715,797
Liabilities, less cash and other assets (0.0)%		(58,430)
Net Assets 100.0%		$231,657,367

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMID CAP FUND
See Notes to Financial Statements

 Statements of Assets and Liabilities   As of December 31, 2020
	RMB Fund	RMB Mendon Financial Services Fund
Assets:
Investments at cost	$66,554,964	$162,284,941
Investments at value	$119,109,066	$205,437,130
Dividends and interest receivable	61,743	258,828
Receivable for capital stock sold	52,262	60,631
Receivable for investments sold	—	1,445,550
Prepaid expenses	26,636	31,738
Total assets	119,249,707	207,233,877
Liabilities:
Payable for fund shares redeemed	61,402	427,237
Payable for investments purchased	—	2,845,434
Options written at value	—	4,470,6231
Payable for investment advisory fees (Note 2)	58,714	126,823
Payable for distribution and shareholder service fees (Note 3)	19,278	34,117
Payable for audit fees	18,998	18,998
Payable for administration fees	10,448	10,513
Payable for legal fees	7,903	8,328
Payable for transfer agent fees	7,383	39,268
Payable for custody fees	1,054	2,055
Accrued expenses and other payables	11,341	38,535
Total liabilities	196,521	8,021,931
Net assets	$119,053,186	$199,211,946
Net Assets Consists Of:
Capital paid-in	$64,174,237	$225,783,152
Total distributable earnings	54,878,949	(26,571,206)
Net assets	$119,053,186	$199,211,946
By share class:
Net assets:
Class A	$82,093,261	$68,081,520
Class C	$2,580,374	$24,149,537
Class I	$34,379,551	$106,980,889
NAV (par value $0.10 per share)
Class A	$31.13	$39.31
Class C	$24.82	$34.99
Class I	$31.23	$40.06
Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,637,078	1,731,705
Class C	103,960	690,085
Class I	1,100,895	2,670,336

1
The payables for options written include premiums recieved of $1,713,329.

ASSETS AND LIABILITIES

See Notes to Financial Statements

 Statements of Assets and Liabilities   As of December 31, 2020
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Assets:
Investments at cost	$214,955,078	$48,708,725	$63,949,823	$133,774,366
Foreign currency at cost	4,564	—	—	—
Investments at value	$257,522,967	$62,783,166	$116,857,869	$231,715,797
Foreign currency at value	4,815	—	—	—
Dividends and interest receivable	311,094	57,546	72,350	207,362
Receivable for capital stock sold	488,639	18,085	69,509	—
Prepaid expenses	29,123	18,801	14,329	16,074
Total assets	258,356,638	62,877,598	117,014,057	231,939,233
Liabilities:
Payable for fund shares redeemed	427,306	15,558	247,362	110,153
Payable for investment advisory fees (Note 2)	159,677	45,757	66,574	115,457
Payable for legal fees	16,449	5,057	8,521	14,755
Payable for audit fees	15,000	15,000	18,008	19,007
Payable for administration fees	10,584	10,663	10,586	10,460
Payable for custody fees	9,308	4,765	1,052	1,641
Payable for transfer agent fees	6,067	5,946	5,334	2,595
Accrued expenses and other payables	5,772	6,157	5,803	7,798
Total liabilities	650,163	108,903	363,240	281,866
Net assets	$257,706,475	$62,768,695	$116,650,817	$231,657,367
Net Assets Consists Of:
Capital paid-in	$241,990,810	$51,883,177	$63,115,332	$132,401,654
Total distributable earnings	15,715,665	10,885,518	53,535,485	99,255,713
Net assets	$257,706,475	$62,768,695	$116,650,817	$231,657,367
By share class:
Net assets:
Class I	$257,706,475	$62,768,695	$116,650,817	$231,657,367
NAV (par value $0.10 per share)
Class I	$9.78	$11.25	$15.56	$12.73
Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	26,342,156	5,577,410	7,499,199	18,204,093

            ASSETS AND LIABILITIES
See Notes to Financial Statements

 Statements of Operations   For the year ended December 31, 2020
	RMB Fund	RMB Mendon Financial Services Fund
Investment Income:
Dividends	$1,237,440	$3,921,6251
Interest	6,381	42,829
Total income	1,243,821	3,964,454
Expenses:
Investment advisory fees (Note 2)	605,534	1,631,848
Distribution fees (Class A) (Note 3)	179,156	170,338
Distribution fees (Class C) (Note 3)	17,991	166,800
Shareholder service fees (Class C) (Note 3)	5,997	55,600
Transfer agent fees	63,433	369,290
Professional fees	61,667	118,223
Administration fees	60,529	58,127
Registration fees and expenses	58,333	61,948
Trustee fees	49,307	114,969
Accounting fees	37,263	36,552
Reports to shareholders	10,658	51,810
Custody fees	5,978	14,759
Interest expense (Note 7)	567	986
Other expenses	33,215	65,172
Total expenses before extraordinary expense	1,189,628	2,916,422
Extraordinary expense (Note 5)	—	46,906
Total expenses	1,189,628	2,963,328
Net investment income	$54,193	$1,001,126
Net Realized and Unrealized Gain/(Loss) on Investments and Written Options
Realized gain/(loss) on:
Investments	6,759,361	(23,852,668)
Written options	—	209,139
Net realized gain/(loss) from investments and written options	6,759,361	(23,643,529)
Change in unrealized appreciation/depreciation on:
Investments	9,177,446	(40,010,736)
Written options	—	(2,775,172)
Net unrealized appreciation/depreciation on investments and written options	9,177,446	(42,785,908)
Net realized and unrealized gain/(loss) on investments and written options	15,936,807	(66,429,437)
Net increase/(decrease) in net assets resulting from operations	$15,991,000	$(65,428,311)

1
Net of foreign taxes withheld of $23,399.

OPERATIONS

See Notes to Financial Statements

 Statements of Operations   For the year ended December 31, 2020
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Investment Income:
Dividends	$3,729,3961	$1,183,3052	$995,751	$1,416,7743
Interest	35,101	13,276	8,982	13,907
Total income	3,764,497	1,196,581	1,004,733	1,430,681
Expenses:
Investment advisory fees (Note 2)	1,563,092	592,912	917,926	1,239,547
Professional fees	106,599	45,116	58,379	83,819
Trustee fees	99,852	31,458	47,847	71,769
Administration fees	61,404	61,223	60,822	60,704
Custody fees	53,497	28,433	6,725	8,333
Transfer agent fees	50,468	48,748	47,007	31,626
Registration fees and expenses	32,691	25,565	19,837	20,036
Accounting fees	8,467	7,976	7,744	7,660
Reports to shareholders	7,382	5,239	4,934	4,181
Interest expense (Note 7)	28	2,436	2,336	61
Other expenses	52,104	24,086	31,731	38,559
Total expenses before reimbursement	2,035,584	873,192	1,205,288	1,566,295
Less: reimbursement of expenses by adviser	—	(14,329)	(182,479)	(159,722)
Total expenses	2,035,584	858,863	1,022,809	1,406,573
Net investment income/(loss)	$1,728,913	$337,718	$(18,076)	$24,108
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments	(13,397,496)	2,390,155	3,026,951	9,193,582
Foreign currency transactions	15,151	4,395	—	—
Net realized gain/(loss) from investments and foreign currency	(13,382,345)	2,394,550	3,026,951	9,193,582
Change in net unrealized appreciation/depreciation on:
Investments	30,832,798	6,720,400	18,955,611	36,011,086
Foreign currency translations	18,599	(1,641)	—	—
Net unrealized appreciation/depreciation from investments and foreign currency	30,851,397	6,718,759	18,955,611	36,011,086
Net realized and unrealized gain on investments and foreign currency	17,469,052	9,113,309	21,982,562	45,204,668
Net increase in net assets resulting from operations	$19,197,965	$9,451,027	$21,964,486	$45,228,776

1
Net of foreign taxes withheld of $380,395.

2
Net of foreign taxes withheld of $131,012.

3
Net of foreign taxes withheld of $2,808.

            OPERATIONS
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Fund		RMB Mendon Financial Services Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$54,193	$98,850	$1,001,126	$(105,654)
Net realized gain/(loss) on transactions	6,759,361	2,726,284	(23,643,529)	3,745,669
Change in unrealized appreciation/depreciation	9,177,446	27,526,913	(42,785,908)	87,141,866
Net increase/(decrease) in net assets resulting from operations	15,991,000	30,352,047	(65,428,311)	90,781,881
Distributions to shareholders:
Net distributions to shareholders – Class A Shares	(3,794,123)	(1,257,925)	—	(1,008,714)
Net distributions to shareholders – Class C Shares	(148,525)	(57,967)	—	(332,287)
Net distributions to shareholders – Class I Shares	(1,646,428)	(573,970)	—	(1,969,257)
Total distributions to shareholders	(5,589,076)	(1,889,862)	—	(3,310,258)
Increase/(decrease) in net assets derived from capital share transactions	(2,642,035)	9,117,490	(122,074,576)	(232,573,111)
Total increase/(decrease) in net assets	7,759,889	37,579,675	(187,502,887)	(145,101,488)
Net assets:
Beginning of year	111,293,297	73,713,622	386,714,833	531,816,321
End of year	$119,053,186	$111,293,297	$199,211,946	$386,714,833

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets — Capital Stock Activity
	RMB Fund		RMB Mendon Financial Services Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$414,979	$641,024	$5,130,278	$9,618,632
Net proceeds from issuance of shares in connection with reorganization1	—	—	7,055,269	—
Net proceeds from reinvestment of dividends	3,485,300	1,142,217	—	967,597
Cost of shares redeemed	(6,235,420)	(7,856,665)	(44,846,974)	(97,976,980)
Other capital contribution	—	—	131,321	—
Net decrease	$(2,335,141)	$(6,073,424)	$(32,530,106)	$(87,390,751)
Class C shares
Net proceeds from sales of shares	$151,320	$76,197	$1,910,966	$2,764,941
Net proceeds from issuance of shares in connection with reorganization1	—	—	2,813,344	—
Net proceeds from reinvestment of dividends	125,491	52,136	—	306,124
Cost of shares redeemed	(784,884)	(576,343)	(11,935,309)	(15,566,610)
Other capital contribution	—	—	45,788	—
Net decrease	$(508,073)	$(448,010)	$(7,165,211)	$(12,495,545)
Class I shares
Net proceeds from sales of shares	$9,980,654	$20,519,655	$29,766,308	$79,761,006
Net proceeds from issuance of shares in connection with reorganization1	—	—	8,887,299	—
Net proceeds from reinvestment of dividends	1,611,828	560,008	—	1,818,140
Cost of shares redeemed	(11,391,303)	(5,440,739)	(121,255,024)	(214,265,961)
Other capital contribution	—	—	222,158	—
Net increase/(decrease)	$201,179	$15,638,924	$(82,379,259)	$(132,686,815)
Net increase/(decrease) in net assets derived from capital share transactions	$(2,642,035)	$9,117,490	$(122,074,576)	$(232,573,111)
Share Transactions
Class A
Shares sold	14,136	25,191	174,942	256,958
Shares issued in connection with reorganization1	—	—	260,632	—
Shares issued on reinvestment of distributions	115,484	41,459	—	23,486
Shares redeemed	(229,480)	(306,513)	(1,524,265)	(2,645,905)
Net decrease in shares outstanding	(99,860)	(239,863)	(1,088,691)	(2,365,461)
Class C
Shares sold	7,896	3,563	84,394	80,920
Shares issued in connection with reorganization1	—	—	116,297	—
Shares issued on reinvestment of distributions	5,211	2,327	—	8,283
Shares redeemed	(37,648)	(27,816)	(441,049)	(462,407)
Net decrease in shares outstanding	(24,541)	(21,926)	(240,358)	(373,204)
Class I
Shares sold	364,711	871,371	1,009,477	2,116,610
Shares issued in connection with reorganization1	—	—	322,605	—
Shares issued on reinvestment of distributions	53,248	20,276	—	43,424
Shares redeemed	(420,718)	(212,901)	(4,189,301)	(5,669,779)
Net increase/(decrease) in shares outstanding	(2,759)	678,746	(2,857,219)	(3,509,745)

1
See Note 15 of the Notes to Financial Statements

            CAPITAL STOCK ACTIVITY
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB International Fund		RMB Japan Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$1,728,913	$2,213,957	$337,718	$490,253
Net realized gain/(loss) on transactions	(13,382,345)	(10,792,673)	2,394,550	(1,163,840)
Change in unrealized appreciation/depreciation	30,851,397	36,633,583	6,718,759	10,669,269
Net increase in net assets resulting from operations	19,197,965	28,054,867	9,451,027	9,995,682
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	(1,647,485)	(2,510,320)	(182,134)	(798,824)
Total distributions to shareholders	(1,647,485)	(2,510,320)	(182,134)	(798,824)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	68,494,126	102,154,868	14,073,270	32,294,573
Net proceeds from reinvestment of dividends	1,580,535	2,442,833	171,303	762,854
Cost of shares redeemed	(45,948,607)	(26,910,988)	(30,989,480)	(16,323,652)
Increase/(decrease) in net assets derived from capital share transactions	24,126,054	77,686,713	(16,744,907)	16,733,775
Total increase/(decrease) in net assets	$41,676,534	$103,231,260	$(7,476,014)	$25,930,633
Net assets:
Beginning of year	216,029,941	112,798,681	70,244,709	44,314,076
End of year	$257,706,475	$216,029,941	$62,768,695	$70,244,709
Share Transactions
Class I
Shares sold	8,299,473	11,850,953	1,668,385	3,567,086
Shares issued on reinvestment of distributions	166,548	269,035	15,701	75,158
Shares redeemed	(5,606,105)	(3,089,358)	(3,143,224)	(1,769,303)
Net increase/(decrease) in shares outstanding	2,859,916	9,030,630	(1,459,138)	1,872,941

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Small Cap Fund			RMB SMID Cap Fund
	Year Ended December 31, 2020	Period Ended December 31, 20191	Year Ended June 30, 2019	Year Ended December 31, 2020	Period Ended December 31, 20191	Year Ended June 30, 2019
Increase/(Decrease) in Net Assets
From operations:
Net investment income /(loss)	$(18,076)	$204,541	$385,289	$24,108	$300,385	$402,946
Net realized gain on transactions	3,026,951	8,942,587	19,852,083	9,193,582	13,499,295	10,469,599
Change in unrealized appreciation/depreciation	18,955,611	(1,869,369)	(16,340,739)	36,011,086	(1,264,618)	(1,514,558)
Net increase in net assets resulting from operations	21,964,486	7,277,759	3,896,633	45,228,776	12,535,062	9,357,987
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	(4,977,205)	(5,505,586)	(32,279,821)	(11,404,383)	(20,620,227)	(21,935,430)
Total distributions to shareholders	(4,977,205)	(5,505,586)	(32,279,821)	(11,404,383)	(20,620,227)	(21,935,430)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	32,577,861	3,132,723	24,683,760	36,412,615	4,509,403	11,577,055
Net proceeds from reinvestment of dividends	4,642,344	4,721,272	27,431,100	10,925,684	19,054,442	20,627,666
Cost of shares redeemed	(38,757,375)	(26,846,595)	(53,155,030)	(8,248,633)	(38,323,170)	(31,577,749)
Increase/(decrease) in net assets derived from capital share transactions	(1,537,170)	(18,992,600)	(1,040,170)	39,089,666	(14,759,325)	626,972
Total increase/(decrease) in net assets	$15,450,111	$(17,220,427)	$(29,423,358)	$72,914,059	$(22,844,490)	$(11,950,471)
Net assets:
Beginning of year/period	101,200,706	118,421,133	147,844,491	158,743,308	181,587,798	193,538,269
End of year/period	$116,650,817	$101,200,706	$118,421,133	$231,657,367	$158,743,308	$181,587,798
Share Transactions
Class I
Shares sold	2,798,696	227,706	1,739,990	3,441,666	405,298	987,315
Shares issued on reinvestment of distributions	307,440	345,881	2,287,832	888,989	1,800,987	2,098,440
Shares redeemed	(2,923,480)	(1,942,481)	(3,224,844)	(827,946)	(3,359,533)	(2,773,444)
Net increase/(decrease) in shares outstanding	182,656	(1,368,894)	802,978	3,502,709	(1,153,248)	312,311

1
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year ends from June 30 to December 31 effective close of business September 5, 2019. Amounts shown reflect the activity for the 6 months ended December 31, 2019.

            CHANGES IN NET ASSETS
See Notes to Financial Statements

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See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
12/31/2020	$28.19	$0.00b	$4.45	$4.45	$(0.01)	$(1.50)	$(1.51)
12/31/2019	20.90	0.01	7.75	7.76	(0.01)	(0.46)	(0.47)
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	(9.50)	(9.59)
CLASS C SHARES
12/31/2020	$22.91	$(0.16)	$3.57	$3.41	$—	$(1.50)	$(1.50)
12/31/2019	17.18	(0.14)	6.33	6.19	—	(0.46)	(0.46)
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	(9.50)	(9.50)
CLASS I SHARES
12/31/2020	$28.27	$0.07	$4.47	$4.54	$(0.08)	$(1.50)	$(1.58)
12/31/2019	20.96	0.08	7.76	7.84	(0.07)	(0.46)	(0.53)
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
For the period from 2/1/2017d through 12/31/2017	26.41	0.15	5.30	5.45	(0.16)	(8.14)	(8.30)
RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2020	$41.70	$0.13	$(2.52)	$(2.39)	$—	$—	$—
12/31/2019	34.25	(0.04)	7.85	7.81	—	(0.36)	(0.36)
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	(0.62)	(0.62)
CLASS C SHARES
12/31/2020	$37.40	$(0.09)	$(2.32)	$(2.41)	$—	$—	$—
12/31/2019	30.98	(0.29)	7.07	6.78	—	(0.36)	(0.36)
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	(0.62)	(0.62)
CLASS I SHARES
12/31/2020	$42.39	$0.20	$(2.53)	$(2.33)	$—	$—	$—
12/31/2019	34.72	0.05	7.98	8.03	—	(0.36)	(0.36)
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)
For the period from 2/1/2017d through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

a
Per share values have been calculated using the average share method.

b
Less than $0.01 per share.

c
Includes interest expense of $409 or 0.00% for Class A, $15 or 0.00% for Class C and $143 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

d
Commencement of operations.

e
Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

f
Annualized.

g
Not Annualized.

h
Includes interest expense of $303 or 0.00% for Class A, $101 or 0.00% for Class C and $582 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

i
Includes interest expense of $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

j
Less than 0.01%.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
				Ratio to average net assets %
Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement / recovery (Note 5)	Ratio of total expenses before extraordinary expense and reimbursement / recovery (Note 5)	Ratio of net investment income (loss)	Portfolio turnover rate %

$—	$31.13	15.93	$82,093	1.23c	1.23c	0.00j	29
—	28.19	37.16	77,152	1.16	1.16	0.06	22
—	20.90	(2.84)	62,225	1.25	1.25	0.14	23
0.00b	23.56	22.49	72,848	1.29	1.29	0.27	45
0.01	25.93	1.36	78,787	1.63	1.55	0.02	51

$—	$24.82	15.07	$2,580	1.98c	1.98c	(0.75)	29
—	22.91	36.07	2,944	1.91	1.91	(0.69)	22
—	17.18	(3.51)	2,584	2.00	2.00	(0.60)	23
—	19.87	21.57	3,823	2.04	2.04	(0.48)	45
0.00b	23.02	0.57	4,927	2.39	2.30	(0.73)	51

$—	$31.23	16.22	$34,380	0.97c	0.97c	0.26	29
—	28.27	37.53	31,197	0.91	0.91	0.32	22
—	20.96	(2.62)	8,905	1.02	1.02	0.43	23
0.00b	23.56	20.52e	5,586	1.04f	1.04f	0.52f	45g

$—	$39.31	(5.73)	$68,082	1.43h	1.41h	0.41	82
—	41.70	22.80	117,615	1.28i	1.28i	(0.12)	27
0.00 b	34.25	(17.02)	177,624	1.27	1.27	(0.15)	58
0.00b	43.40	11.99	333,628	1.33	1.33	(0.39)	59
0.01	41.30	29.77	420,479	1.42	1.41	0.05	71

$—	$34.99	(6.44)	$24,150	2.19h	2.17h	(0.32)	82
—	37.40	21.88	34,797	2.03i	2.03i	(0.87)	27
0.00b	30.98	(17.65)	40,385	2.02	2.02	(0.89)	58
0.00b	39.76	11.17	58,027	2.08	2.08	(1.14)	59
0.00b	38.32	28.76	47,247	2.17	2.16	(0.73)	71

$—	$40.06	(5.50)	$106,981	1.18h	1.16h	0.63	82
—	42.39	23.13	234,303	1.03i	1.03i	0.14	27
0.00b	34.72	(16.84)	313,808	1.02	1.02	0.13	58
0.00b	43.87	13.02e	242,342	1.08f	1.08f	(0.14)f	59g

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB International Fund
CLASS I SHARES
12/31/2020	$9.20	$0.07a	$0.57	$0.64	$(0.06)	$—	$(0.06)
12/31/2019	7.81	0.11a	1.39	1.50	(0.11)	—	(0.11)
12/31/2018	10.01	0.04a	(2.22)	(2.18)	(0.02)	—	(0.02)
For the period from 12/27/2017c through 12/31/2017	10.00	—a	0.01	0.01	—	—	—
RMB Japan Fund
CLASS I SHARES
12/31/2020	$9.98	$0.05a	$1.25	$1.30	$(0.03)	$—	$(0.03)
12/31/2019	8.58	0.07a	1.44	1.51	(0.11)	—	(0.11)
12/31/2018	9.96	0.06a	(1.41)	(1.35)	(0.03)	—	(0.03)
For the period from 12/27/2017c through 12/31/2017	10.00	(0.00)a,g	(0.04)	(0.04)	—	—	—
RMB Small Cap Fund
CLASS I SHARES
12/31/2020	$13.83	$(0.00)a,g	$2.41	$2.41	$—	$(0.68)	$(0.68)
For the period from 7/1/2019 through 12/31/2019h	13.63	0.03	0.82	0.85	(0.06)	(0.59)	(0.65)
6/30/2019	18.76	0.04	(0.00)g	0.04	—	(5.17)	(5.17)
6/30/2018	19.33	0.08	3.00	3.08	(0.09)	(3.56)	(3.65)
6/30/2017	17.91	0.03	2.09	2.12	(0.04)	(0.66)	(0.70)
6/30/2016	19.97	0.03	(0.49)	(0.46)	(0.01)	(1.59)	(1.60)
RMB SMID Cap Fund
CLASS I SHARES
12/31/2020	$10.80	$0.00a,g	$2.61	$2.61	$(0.03)	$(0.65)	$(0.68)
For the period from 7/1/2019 through 12/31/2019h	11.45	0.03	0.86	0.89	(0.06)	(1.48)	(1.54)
6/30/2019	12.45	0.03	0.44	0.47	—	(1.47)	(1.47)
6/30/2018	12.12	0.07	1.94	2.01	(0.07)	(1.61)	(1.68)
6/30/2017	12.93	0.02	1.33	1.35	(0.03)	(2.13)	(2.16)
6/30/2016	13.61	0.02	0.08	0.10	—	(0.78)	(0.78)

a
Per share values have been calculated using the average share method.

b
Includes interest expense of $28 or 0.00% of average net assets for RMB International Fund, $2,436 or 0.00% for RMB Japan Fund, $2,336 or 0.00% for RMB Small Cap Fund, and $61 or 0.00% for RMB SMID Cap Fund, for the year ended December 31, 2020.

c
Commencement of operations.

d
Not Annualized.

e
Annualized.

f
Includes line of credit expense of $83 or 0.00% of average net assets for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund, for the year/period ended December 31, 2019.

g
Less than $0.01 per share.

h
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery (Note 5)	Ratio of total expenses before reimbursement/ recovery (Note 5)	Ratio of net investment income (loss) after reimbursement/ recovery	Ratio of net investment income (loss) before reimbursement/ recovery	Portfolio turnover rate %

$9.78	7.01	$257,706	0.98b	0.98b	0.83	0.83	51
9.20	19.20	216,030	0.95	0.94	1.27	1.28	112
7.81	(21.81)	112,799	1.15	1.16	0.38	0.37	28
10.01	0.10d	100	1.15e	229.01e	(1.15)e	(229.01)e	—

$11.25	13.06	$62,769	1.30b	1.32b	0.51	0.49	75
9.98	17.63	70,245	1.30f	1.28f	0.77	0.79	76
8.58	(13.57)	44,314	1.30	1.84	0.61	0.07	135
9.96	(0.40)d	100	1.30e	230.16e	(1.30)e	(230.16)e	—

$15.56	17.59	$116,651	1.00b	1.18b	(0.02)	(0.20)	35
13.83	6.33d	101,201	1.10e,f	1.24e,f	0.35e	0.21e	6d
13.63	3.96	118,421	1.10	1.23	0.32	0.19	19
18.76	17.88	147,844	1.10	1.16	0.53	0.47	20
19.33	11.90	295,401	1.10	1.10	0.15	0.15	32
17.91	(1.94)	422,127	1.09	1.09	0.19	0.19	31

$12.73	24.39	$231,657	0.84b	0.94b	0.02	(0.08)	21
10.80	8.06d	158,743	0.96e,f	1.04e,f	0.35e	0.27e	4d
11.45	5.71	181,588	0.95	1.05	0.22	0.12	16
12.45	18.20	193,538	0.95	1.00	0.58	0.53	14
12.12	11.28	310,879	0.95	0.96	0.12	0.11	34
12.93	1.07	394,652	0.95	0.99	0.11	0.07	31

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

Notes to Financial Statements

Organization
RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund.
Each Fund seeks capital appreciation, except RMB International Fund and RMB Japan Fund which seek long-term capital appreciation.
RMB Fund and RMB Mendon Financial Services Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund and RMB SMID Cap Fund offer Class I shares.
Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.
Class C shares are subject to an annual distribution and shareholder service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.
Class I shares have no initial sales charge and bear no annual distribution and service fee.
Prior to May 1, 2018, RMB Fund and RMB Mendon Financial Services Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.
1. Significant Accounting Policies
Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.
Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.
Stocks
Equity Securities, Warrants, Exchange-Traded Funds (“ETFs”), and American Depository Receipts (“ADRs”) Listed on a U.S.
Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.
Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked prices on the market on which the security primarily trades.
Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.
Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s systematic fair value pricing model. When systematic fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of all fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of systematic fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.
Bonds
Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.
Futures and Option contracts
Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.
•
Any options expiring within 30 days that are “out of the money” and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.
Shares Valuation
The NAV per share of each share class of each Fund is calculated by dividing the net assets (total assets, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.
Foreign Currency Translation
Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.
Multiple Class Allocations
Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Accounting for Portfolio Transactions
The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Use of Management Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
2. Adviser Fees
RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate equal to the following percentages of the average daily net assets of each Fund:
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%
The Adviser, not the Funds, pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund. Effective May 1, 2020, the annual advisory fees for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
3. Distribution Fees and Commissions
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated May 31, 2017. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund and RMB Mendon Financial Services Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing Class A and Class C shares of the Funds. The following Funds

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

pay the Distributor distribution and shareholder service fees from the assets of the share classes, and in the amounts, listed below:
Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
Shareholder Service Fees:
Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
4. Offering Price
For Class A shares, the offering price as of December 31, 2020, including the maximum 5% sales charge was $32.77 and $41.38 for RMB Fund and RMB Mendon Financial Services Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.
5. Expenses
Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.
	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			0.95%
RMB SMID Cap Fund			0.80%
Effective May 1, 2020, the annual expense limitations for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the year ended December 31, 2020, there were extraordinary expenses of $46,906 allocated to the RMB Mendon Financial Services Fund related to the reorganization (See Note 15).
The Agreement will remain in effect through April 30, 2021, with the exception of RMB Mendon Financial Services Fund which will remain in effect through June 30, 2021, and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’ Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement.
Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:
Year Incurred	Expiration Year	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
2018	2021	$109,287	$—	$—
2019	2022	$15,745	$81,482	$75,354
2020	2023	$20,598	$182,479	$159,722
The RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser. For the year ended December 31, 2020, the Adviser recouped fees of $6,269 from RMB Japan Fund.
6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the year ended December 31, 2020, were as follows:
	Purchases	Sales
RMB Fund	$29,501,330	$35,843,411
RMB Mendon Financial Services Fund1	$177,688,406	$286,425,847
RMB International Fund	$132,022,952	$103,418,468
RMB Japan Fund	$47,123,198	$59,191,690
RMB Small Cap Fund	$34,993,923	$42,430,711
RMB SMID Cap Fund	$55,780,895	$34,466,549

1
Purchases for RMB Mendon Financial Services Fund does not include the acquisition of $18,755,912 of securities and other financial instruments from the RMB Mendon Financial Long/Short Fund pursuant to the reorganization after close of business on June 19, 2020 (See Note 15).

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

7. Line of Credit
The Trust has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the aggregate borrowing for each Fund cannot exceed the lesser of $75 million or 33 1∕3% of the net asset market value of the unencumbered assets of the Funds. The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the year ended December 31, 2020, borrowing activity under the line of credit was as follows:
	Outstanding Daily Average Balance for the Period*	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at 12/31/2020
RMB Fund	$295,045	$1,085,000	$567	2.61%	$0
RMB Mendon Financial Services Fund	487,933	4,004,000	986	2.48%	0
RMB International Fund	455,000	455,000	28	2.25%	0
RMB Japan Fund	2,293,176	5,255,000	2,436	2.25%	0
RMB Small Cap Fund	2,626,571	6,727,000	2,336	2.46%	0
RMB SMID Cap Fund	245,750	281,000	61	2.25%	0

*
Excludes days where there was no activity on the line of credit

8. Distributions and Taxes
Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually.
Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.
The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.
It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.
Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 − 2019), or expected to be taken in the Funds’ 2020 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2020 and 2019 are as follows:
Fiscal year ended 12/31/2020	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$352,339	$—	$1,647,485	$182,134	$—	$24,108
Long-Term Capital Gain	5,236,737	—	—	—	4,977,205	11,380,275
Total Distributions Paid	$5,589,076	$—	$1,647,485	$182,134	$4,977,205	$11,404,383
Fiscal year ended 12/31/2019	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund
Distributions paid from:
Ordinary income	$668,228	$—	$2,510,320	$798,824
Long-Term Capital Gain	1,221,634	3,310,235	—	—
Total Distributions Paid	$1,889,862	$3,310,235	$2,510,320	$798,824
For the period from 7/1/2019 to 12/31/20191	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$678,779	$826,624
Long-Term Capital Gain	4,826,807	19,793,603
Total Distributions Paid	$5,505,586	$20,620,227

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Fiscal year ended 6/30/20191	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$—	$4,808,485
Long-Term Capital Gain	32,279,821	17,126,945
Total Distributions Paid	$32,279,821	$21,935,430

1
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year ends from June 30 to December 31 effective close of business September 5, 2019.

The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2020.
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
2020	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Tax cost of Investments	$66,554,964	$161,060,772	$214,955,078	$49,419,854	$67,039,269	$134,211,409
Unrealized appreciation	52,632,306	54,842,763	45,934,176	14,544,651	54,633,740	103,093,546
Unrealized depreciation	(78,204)	(14,937,028)	(3,366,287)	(1,181,339)	(4,815,140)	(5,589,158)
Net unrealized appreciation	52,554,102	39,905,735	42,567,889	13,363,312	49,818,600	97,504,388
Undistributed ordinary income	262,943	1,001,126	843,923	284,838	—	—
Undistributed long-term capital gains	2,061,904	—	—	—	3,716,885	1,751,325
Total distributable earnings	2,324,847	1,001,126	843,923	284,838	3,716,885	1,751,325
Other accumulated losses	—	(67,478,067)*	(27,696,147)	(2,762,632)	—	—
Total accumulated gain/(loss)	$54,878,949	$(26,571,206)	$15,715,665	$10,885,518	$53,535,485	$99,255,713

*
Includes $32,247,297 of short-term and $7,330,548 of long-term capital losses acquired from the Fund's merger with RMB Mendon Financial Long/Short Fund on June 19, 2020. Per the IRS, use of these losses is limited to $204,496 per year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.
As of December 31, 2020, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:
Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Short-Term	$—	$(8,088,992)	$(21,585,437)	$(2,762,998)	$—	$—
Long-Term	$—	$(19,811,230)	$(5,271,283)	$—	$—	$—
Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, PFIC partnerships and the tax practice known as equalization. As of December 31, 2020, the permanent book and tax basis differences were as follows:
Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributable Earnings	$(692,624)	$(39,753,563)	$—	$—	$(1,049,126)	$—
Paid-In Capital	$692,624	$39,753,563	$—	$—	$1,049,126	$—
9. Disclosure of Certain Commitments and Contingencies
Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.
10. Transactions with Affiliated Securities
During the period ended December 31, 2020, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.
RMB Mendon Financial Services Fund
Affiliate	Value at 12/31/19	Cost of Purchases	Proceeds from Sales	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Value at 12/31/20	Dividend Income
Equity Bancshares, Inc. – Class A1	$25,431,725	$—	$5,616,727	$(5,620,170)	$(3,399,828)	$10,795,000	$—
Totals	$25,431,725	$—	$5,616,727	$(5,620,170)	$(3,399,828)	$10,795,000	$—
Affiliate	Shares at 12/31/19	Purchases	Sales	Shares at 12/31/20
Equity Bancshares, Inc. – Class A1	823,833	—	323,833	500,000
Totals	823,833	—	323,833	500,000

1
As of December 31, 2020, the company is no longer an affiliate.

11. Restricted Securities
The Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities deemed by the Adviser to be liquid are not subject to the 15% limitation. At December 31, 2020, the Funds held no restricted securities.
12. Fund Risks
Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.
RMB Mendon Financial Services Fund may be disproportionately affected by events affecting the Financial Services sector, which may include the following:
•
Changes in interest rates

•
Bank viability/liquidity

•
Corporate and consumer debt default rates

•
Financial companies may fall out of favor

Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.
In addition, each Fund is subject to small- and mid-capitalization companies risk, and each Fund except the RMB Fund, RMB Small Cap Fund, and RMB SMID Cap Fund is subject to micro capitalization companies risk.
Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.
Small- and mid-capitalization companies may have greater price volatility than, and be less liquid than, large-capitalization companies.
In addition, the coronavirus disease 2019 (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, decreased demand, and supply chain disruption, among others. Such disruptions may be caused or exacerbated by quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, as well as actions that have been or could be taken by governmental authorities or other third parties, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. The disruptions caused by COVID-19 or other infectious illness outbreaks, epidemics or pandemics could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
These risks, and other risks applicable to the Funds, are further described in the Funds’ Prospectus and Statement of Additional Information.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

13. Fair Value Measurements
U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:
Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.
Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
At December 31, 2020	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks1	$118,536,694	$—	$—	$118,536,694
Short-Term Investments	572,372	—	—	572,372
Total Investments in Securities	$119,109,066	$—	$—	$119,109,066
RMB Mendon Financial Services Fund
Assets
Common Stocks1	$200,341,654	$—	$—	$200,341,654
Closed-End Funds1	1,844,000	—	—	1,844,000
Warrants1	492,000	—	—	492,000
Short-Term Investments	2,759,476	—	—	2,759,476
Total	$205,437,130	$—	$—	$205,437,130
Liabilities
Written Options1	(39,750)	(4,430,873)	03	(4,470,623)
Total Investments in Securities	$205,397,380	$(4,430,873)	$0	$200,966,507
RMB International Fund
Assets
Common Stocks1,2	$8,847,582	$243,282,512	$—	$252,130,094
Short-Term Investments	5,392,873	—	—	5,392,873
Total Investments in Securities	$14,240,455	$243,282,512	$—	$257,522,967
RMB Japan Fund
Assets
Common Stocks1,2	$—	$62,606,674	$—	$62,606,674
Short-Term Investments	176,492	—	—	176,492
Total Investments in Securities	$176,492	$62,606,674	$—	$62,783,166
RMB Small Cap Fund
Assets
Common Stocks1	$115,217,360	$—	$—	$115,217,360
Short-Term Investments	1,640,509	—	—	1,640,509
Total Investments in Securities	$116,857,869	$—	$—	$116,857,869
RMB SMID Cap Fund
Assets
Common Stocks1	$221,824,244	$—	$—	$221,824,244
Short-Term Investments	9,891,553	—	—	9,891,553
Total Investments in Securities	$231,715,797	$—	$—	$231,715,797

1
Refer to Management’s Discussion of Fund Performance or the Portfolio Holdings section of the applicable Fund in this Annual Report for a breakdown of holdings by sector or industry.

2
Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2. The table below provides a breakdown, by country, of the RMB International Fund’s and the RMB Japan Fund’s Level 2 securities at December 31, 2020.

3
The option has a value of $0. Due to immateriality, no Level 3 rollforward has been presented.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

	RMB International Fund	RMB Japan Fund
Australia	$4,148,490	$—
Bermuda	5,039,969	—
Finland	7,452,584	—
France	22,104,598	—
Germany	14,329,164	—
Hong Kong	4,751,531	—
Ireland	9,763,348	—
Japan	78,312,543	62,606,674
Netherlands	11,953,265	—
Spain	13,786,400	—
Sweden	3,535,241	—
Switzerland	31,196,418	—
United Kingdom	36,908,961	—
Total	$243,282,512	$62,606,674
14. Disclosures about Derivative Instruments and Hedging Activities
Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2020:
Fair Value of Deriviative Instruments
As of December 31, 2020
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$4,470,623
The Effect of Derivative Instruments on the
Statements of Operations
For the year ended December 31, 2020
Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$209,139
		Net unrealized appreciation/ depreciation on written options		$(2,775,172)
The derivative instruments outstanding as of the period ended December 31, 2020, as disclosed in the Funds’ portfolio holdings, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended December 31, 2020, as disclosed in the statements of operations, serve as indicators of the volume of derivative activity for the Funds.
The quarterly average volumes of derivative instruments as of December 31, 2020 are as follows:
Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(7,350)	$(1,559,918)
The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2020 to December 31, 2020.
15.   Fund Reorganizations and In-Kind Contributions
As of close of business on June 19, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets and liabilities of the RMB Mendon Financial Long/Short Fund were transferred to the RMB Mendon Financial Services Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund (the "Reorganization"). The Reorganization was a tax-free Reorganization for federal income tax purposes. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Target Fund. Information with respect to the net assets and other relevant operating data for the Target Fund on the Reorganization date is included below:
Target Fund	RMB Mendon Financial Long/Short Fund – Class A	RMB Mendon Financial Long/Short Fund – Class C	RMB Mendon Financial Long/Short Fund – Class I
Net Assets	$7,055,269	$2,813,344	$8,887,299
Shares Outstanding	1,091,425	477,605	1,352,940
Net Asset Value	6.46	5.89	6.57
Unrealized appreciation/depreciation	10,737,461	637,179	(12,744,223)
Acquiring Fund	RMB Mendon Financial Services Fund – Class A	RMB Mendon Financial Services Fund – Class C	RMB Mendon Financial Services Fund – Class I
Net Assets immediately prior to Reorganization	$55,428,864	$18,752,274	$103,747,910
Net Assets immediately after Reorganization	$62,484,133	$21,565,618	$112,635,209
Fund Shares Issued in exchange for acquired fund	260,632	116,297	322,605
Exchange rate for shares issued	0.24	0.24	0.24

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Assuming the Reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2020, are as follows:
RMB Mendon Financial Services Fund
Net investment income	$830,750
Net realized loss on investments	(56,319,647)
Change in net unrealized appreciation/depreciation on investments	(59,031,070)
Total decrease in net assets resulting from operations	$(114,519,967)
Since the combined investment portfolios have been managed as a single integrated portfolio from the time the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s statements of operations since June 19, 2020.
The RMB Small Cap Fund and RMB SMID Cap Fund are the successors to the IronBridge Funds (the ‘‘Predecessor Funds’’). As of close of business on June 21, 2019, pursuant to an Agreement and Plan of Reorganization previously approved by the Predecessor Funds’ shareholders and Board of Trustees, all of the assets and liabilities of each Predecessor Fund were transferred to the corresponding Successor Fund, as set forth in the table below, in exchange for Class I shares of the Successor Fund (the ‘‘Reorganizations’’).
Predecessor Fund	Successor Fund
IronBridge Small Cap Fund	RMB Small Cap Fund
IronBridge SMID Cap Fund	RMB SMID Cap Fund
The Reorganizations were a tax-free event to the Funds’ shareholders and the investment objective of each Successor Fund was identical to that of its corresponding Predecessor
Fund. The Predecessor Funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights of each Successor Fund reflects the operations of the corresponding Predecessor Fund for periods prior to the Reorganizations. The final net asset value of each Predecessor Fund at the time of the Reorganizations served as the beginning net asset value for the corresponding Successor Fund. Information with respect to net assets and other relevant operating data for the Predecessor Funds on the Reorganization date is included below:
	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net assets	$118,978,909	$180,094,492
Shares outstanding	8,810,935	15,862,806
Net asset value	$13.50	$11.35
Investments at fair value	$118,971,223	$180,272,938
Unrealized appreciation/ depreciation	$37,133,236	$63,269,701
Undistributed net investment income	$457,490	$421,764
Accumulated net realized gain	$5,928,943	$16,842,391
On June 24, 2020, RMB SMID Cap Fund accepted an in-kind subscription for Fund shares, and as a result the Fund received securities. This in-kind contribution was a taxable contribution for U.S. federal income tax purposes. RMB SMID Cap Fund recorded the securities at a fair value of $16,720,181 on June 24, 2020, the contribution date, and reflected the in-kind contributions in capital shares sold in the statement of changes in net assets.
16. Subsequent Events
The Adviser has evaluated the impact of all subsequent events occuring after the date of this report and has determined that there were no events that require recognition or disclosure in the financial statements.

            NOTES TO FINANCIAL STATEMENTS

Other Information

Understanding Your Fund Expenses
As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” that corresponds to your Fund and share class in order to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare the amount under the heading entitled “Hypothetical Expenses Paid During Period” that corresponds to your Fund and share class with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RMB Funds	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Actual Expenses Paid During Period* 7/1/2020 – 12/31/2020	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Hypothetical Expenses Paid During Period* 7/1/2020 – 12/31/2020	Expense Ratio*
RMB Fund
Class A	$1,000.00	$1,246.00	$6.77	$1,000.00	$1,019.10	$6.09	1.20%
Class C	$1,000.00	$1,241.20	$10.99	$1,000.00	$1,015.33	$9.88	1.95%
Class I	$1,000.00	$1,247.40	$5.37	$1,000.00	$1,020.36	$4.82	0.95%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$1,446.80	$9.10	$1,000.00	$1,017.70	$7.51	1.48%
Class C	$1,000.00	$1,441.70	$13.69	$1,000.00	$1,013.93	$11.29	2.23%
Class I	$1,000.00	$1,448.80	$7.57	$1,000.00	$1,018.95	$6.24	1.23%
RMB International Fund
Class I	$1,000.00	$1,203.50	$5.26	$1,000.00	$1,020.36	$4.82	0.95%
RMB Japan Fund
Class I	$1,000.00	$1,217.20	$7.25	$1,000.00	$1,018.60	$6.60	1.30%
RMB Small Cap Fund
Class I	$1,000.00	$1,328.60	$5.56	$1,000.00	$1,020.36	$4.82	0.95%
RMB SMID Cap Fund
Class I	$1,000.00	$1,327.50	$4.68	$1,000.00	$1,021.11	$4.06	0.80%

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

OTHER INFORMATION

Other Information (Continued)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies is available in the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter on the SEC’s website at www.sec.gov. A complete listing of each Fund’s portfolio holdings is also available monthly, with approximately a 30-day lag, by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392.
Tax Information
Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund, respectively, designate income dividends of 100%, 0%, 100%, 100%, 0%, and 100% as qualified dividend income paid during the fiscal year ended December 31, 2020.
Of the ordinary income (including short-term capital gain) distributions made by the Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were 97.75%, 0%, 0.94%, 0%, 0%, and 100% for the fiscal year ended December 31, 2020.
For federal income tax purposes, the Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund, respectively, designate short-term capital gain dividends of 71.94%, 0%, 0%, 0%, 0%, and 0% for the year ended December 31, 2020.

            OTHER INFORMATION

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and
Board of Trustees of the
RMB Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the RMB Fund, the RMB Mendon Financial Services Fund, the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, and RMB SMID Cap Fund, (the “Funds”), each a series of the RMB Investors Trust (the “Trust”), including the portfolio holdings, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting RMB Investors Trust	Statement of operations	Statements of changes in net assets	Financial highlights
RMB Fund, RMB Mendon Financial Services Fund,	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
RMB International Fund, RMB Japan Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the three years in the period ended December 31, 2020 and for the period from December 27, 2017 (commencement of operations) through December 31, 2017
RMB Small Cap Fund, RMB SMID Cap Fund	For the year ended December 31, 2020	For the year ended December 31, 2020, for the six month period ended December 31, 2019 and for the year ended June 30, 2019	For the year ended December 31, 2020, for the six month period ended December 31, 2019 and for the year ended June 30, 2019
With respect to RMB Small Cap Fund and RMB SMID Cap Fund, the financial highlights for each of the three years in the period ended June 30, 2018 were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

OTHER INFORMATION

Auditor Opinion (Continued)

To the Shareholders and
Board of Trustees of the
RMB Investors Trust
Pag Two
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 26, 2021

            OTHER INFORMATION

INDEPENDENT TRUSTEES (Unaudited)

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Number of Funds Overseen within Trust	Other Directorships held by Trustee During the Past 5 Years
Margaret M. Eisen RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1953)	Trustee and Chair	Since 2013	Trustee, Smith College (2012–2016); Chief Investment Officer, EAM International LLC (finance and asset management) (2003–2013); and Managing Director, CFA Institute (2005–2008).	6	Board of Trustees, Columbia Acorn Trust (6 series) and Wanger Advisors Trust (3 series) (2002–Present); Board of Directors, IronBridge Funds (3 series) (2017–2019).
Peter Borish RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1959)	Trustee	Since 2015	President, Computer Trading Corporation (financial consulting firm) (since 1995).	6	None.
James M. Snyder RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1947)	Trustee	Since 2019	Mr. Snyder is a private investor, manages a family foundation and serves on corporate and not for profit boards. He spent his entire professional career at The Northern Trust Company, retiring as Executive Vice President, Chief Investment Officer. Mr. Snyder is a Chartered Financial Analyst (CFA).	6	Board of Directors, Frontier Funds, Inc. (5 series) (2002–Present); Board of Directors, IronBridge Funds (3 series) (2010–2019).
PRINCIPAL OFFICERS
Christopher M. Graff RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1973)	President	Since 2019	Co-Chief Investment Officer of the Adviser (since 2018); Managing Director of Asset Management of the Adviser (since 2011).	N/A	N/A
Maher Harb RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1968)	Chief Financial Officer and Treasurer	Since 2016	Chief Financial Officer of the Adviser (since 2008).	N/A	N/A
John Davis RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1970)	Chief Compliance Officer	Since 2017	Chief Compliance Officer of the Adviser (since 2020); Chief Risk Officer of the Adviser (since 2019); President, Secretary, Chief Executive Officer and Chief Compliance Officer, IronBridge Funds (2010–2019); Chief Compliance Officer, IronBridge Capital Management, L.P. (2003–2017).	N/A	N/A
Krista Rivers RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1970)	Senior Vice President	Since 2016	Senior Vice President, Director of Institutional Client Service of the Adviser (since 2014); and Senior Vice President, Ariel Investments, LLC (1993–2014).	N/A	N/A
Frank A. Passantino RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 1990	Manager of Mutual Fund Operations of the Adviser (since 2016); First Vice President, Burnham Asset Management Corporation (Funds’ former investment adviser) (1990–2016); and First Vice President, Burnham Securities, Inc. (1990–2016).	N/A	N/A
Laura A. Flentye RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1969)	Senior Vice President and Secretary	Since 2017	Vice President, Chief Administration Officer, of the Adviser (since 2017); Chief Operating Officer and Chief Compliance Officer, Cupps Capital Management (2000–2016).	N/A	N/A

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.
What Information We Collect
In the course of providing services to you, we may collect the following types of “non-public personal information” about you:
•
Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•
Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.
“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an affiliate of the Funds.
What Information We Disclose
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.
Confidentiality and Security Procedures
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.
We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

            PRIVACY NOTICE

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
internet: www.foreside.com
Shareholder Returns
Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at
http://www.rmbfunds.com.
Adviser RMB Capital Management, LLC 115 South LaSalle Street, 34th Floor Chicago, IL 60603	Independent Trustee Counsel Perkins Coie LLP 700 13th Street NW, Suite 600 Washington, DC 20005
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Administrator U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Legal Counsel Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
OFFICERS OF THE TRUST

Christopher M. Graff
President
Maher Harb
Chief Financial Officer and Treasurer
John Davis
Chief Compliance Officer
Krista Rivers
Senior Vice President
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer
Laura A. Flentye
Senior Vice President and Secretary
BOARD OF TRUSTEES

Independent Chair
Margaret M. Eisen
Trustees
Peter Borish
James M. Snyder

Investment Company Act file number: 811-00994
This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 1. Reports to Stockholders.

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees have determined that there is at least one audit committee financial expert serving on its audit committee. Margaret M. Eisen is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019	FYE 6/30/2019[1]
Audit Fees	$88,000	$72,500	$31,000
Audit-Related Fees	$0	$0	$0
Tax Fees	$17,000	$17,000	$6,000
All Other Fees	$0	$0	$0

1 The RMB Small Cap Fund and RMB SMID Cap Fund changed their fiscal year ends to December 31, from June 30. The listed audit and tax fees only pertain to the RMB Small Cap Fund and RMB SMID Cap Fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019	FYE 6/30/2019[2]
Audit-Related Fees	0%	0%	0%
Tax Fees	0%	0%	0%
All Other Fees	0%	0%	0%

2 The below amounts only pertain to the RMB Small Cap Fund and RMB SMID Cap Fund.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019	FYE 6/30/2019[3]
Registrant	$0	$0	$0
Registrant’s Investment Adviser	$0	$0	$0

3 The below amounts only pertain to the RMB Small Cap Fund and RMB SMID Cap Fund.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

2

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By:	/s/ Christopher M. Graff

Christopher M. Graff, President

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher M. Graff

Christopher M. Graff, President

Date:	March 5, 2021

By:	/s/ Maher Harb

Maher Harb, Chief Financial Officer and Treasurer

Date:	March 9, 2021

4